Exhibit 99.2

ENBRIDGE ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF INCOME

	For the year ended December 31,
	2009	2008	2007
	(unaudited; in millions, except per unit amounts)

Operating revenue	$5,731.8	$9,898.7	$7,172.1
Operating expenses
Cost of natural gas	4,180.8	8,454.5	6,176.0
Operating and administrative	548.6	513.0	408.8
Power	128.1	140.7	117.0
Depreciation and amortization	257.7	209.9	151.9

	5,115.2	9,318.1	6,853.7

Operating income	616.6	580.6	318.4
Interest expense	228.6	180.6	99.8
Other income	13.4	1.9	4.2

Income from continuing operations before income tax expense	401.4	401.9	222.8
Income tax expense	8.5	7.0	5.1

Income from continuing operations	392.9	394.9	217.7
Income (loss) from discontinued operations, net of tax	(64.9)	8.3	31.8

Net income	328.0	403.2	249.5
Less: Net income attributable to noncontrolling interest	11.4	—	—

Net income attributable to general and limited partner ownership interests in Enbridge Energy Partners, L.P.	$316.6	$403.2	$249.5

Net income allocable to limited partner interests
Income from continuing operations	$324.4	$345.4	$181.5
Income (loss) from discontinued operations	(63.6)	8.1	31.2

Net income allocable to limited partner interests	$260.8	$353.5	$212.7

Basic and diluted earnings per limited partner unit
Income from continuing operations	$2.78	$3.55	$2.10

Income (loss) from discontinued operations	(0.54)	0.09	0.36

Net income per limited partner unit (basic and diluted)	$2.24	$3.64	$2.46

Weighted average limited partner units outstanding	116.4	97.1	86.3

Cash distributions paid per limited partner unit outstanding	$3.960	$3.880	$3.725

ENBRIDGE ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the year ended December 31,
	2009	2008	2007
	(unaudited; in millions)
Cash provided by operating activities
Net income	$328.0	$403.2	$249.5
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	269.3	223.4	165.6
Derivative fair value losses (gains)	15.2	(68.8)	64.2
Inventory market price adjustments	3.6	11.6	4.5
Gain (loss) on sale of net assets	(1.6)	—	(32.6)
Impairment charge	66.1	—	—
Other	12.1	25.5	1.8
Changes in operating assets and liabilities, net of acquisitions:
Receivables, trade and other	(45.7)	56.1	(11.1)
Due from General Partner and affiliates	22.5	(13.3)	3.3
Accrued receivables	66.5	91.5	(82.3)
Inventory	(22.9)	46.0	2.0
Current and long term other assets	(44.4)	10.2	(3.9)
Due to General Partner and affiliates	0.1	(3.6)	23.2
Accounts payable and other	(4.5)	(17.2)	(3.1)
Accrued purchases	47.5	(222.6)	73.5
Interest payable	11.3	13.1	9.5
Property and other taxes payable	6.0	10.3	0.2
Settlement of interest rate derivatives	(0.7)	(22.1)	(0.9)

Net cash provided by operating activities	728.4	543.3	463.4

Cash used in investing activities
Additions to property, plant and equipment	(1,292.1)	(1,375.4)	(1,980.2)
Changes in construction payables	(32.3)	(40.0)	83.6
Asset acquisitions, net of cash acquired	—	(11.7)	—
Proceeds from sale of net assets	150.8	—	133.0
Other	—	(1.2)	(1.4)

Net cash used in investing activities	(1,173.6)	(1,428.3)	(1,765.0)

Cash provided by financing activities
Net proceeds from unit issuances	1.0	731.6	628.8
Distributions to partners	(395.0)	(286.7)	(245.4)
Repayments of long-term debt	(420.7)	(56.0)	(31.0)
Repayment of affiliate notes payable	(130.0)	—	(136.2)
Net proceeds from issuances of long-term debt	—	1,286.7	592.8
Net borrowings (repayments) under Credit Facility	598.2	(233.2)	400.0
Net commercial paper repayments	—	(268.0)	(171.5)
Borrowings from General Partner and affiliates	269.7	—	130.0
Contribution from noncontrolling interest	329.7	—	—
Other	(4.0)	—	—

Net cash provided by financing activities	248.9	1,174.4	1,167.5

Net increase (decrease) in cash and cash equivalents	(196.3)	289.4	(134.1)
Cash and cash equivalents at beginning of year	339.9	50.5	184.6

Cash and cash equivalents at end of period	$143.6	$339.9	$50.5

ENBRIDGE ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

	December 31,
	2009	2008
	(unaudited; dollars in millions)
ASSETS
Current assets
Cash and cash equivalents	$143.6	$339.9
Restricted cash	—	0.1
Receivables, trade and other, net of allowance for doubtful accounts of $6.8 in 2009 and $2.6 in 2008	148.5	103.0
Due from General Partner and affiliates	18.0	40.5
Accrued receivables	440.4	507.3
Inventory	71.9	53.0
Other current assets	47.5	80.7

	869.9	1,124.5
Property, plant and equipment, net	7,716.7	6,722.9
Goodwill	246.7	256.5
Intangibles, net	82.9	88.7
Other assets, net	72.1	108.3

	$8,988.3	$8,300.9

LIABILITIES AND PARTNERS’ CAPITAL
Current liabilities
Due to General Partner and affiliates	$46.2	$42.2
Accounts payable and other	205.4	225.3
Accrued purchases	428.6	381.2
Interest payable	45.3	34.0
Property and other taxes payable	38.8	32.8
Loan from General Partner	269.7	—
Current maturities of long-term debt	31.0	420.7

	1,065.0	1,136.2
Long-term debt	3,791.2	3,223.4
Notes payable to affiliate	—	130.0
Other long-term liabilities	62.2	84.4

	4,918.4	4,574.0

Commitments and contingencies

Partners’ capital
Class A common units (97,443,352 and 76,088,834 at December 31, 2009 and 2008, respectively)	2,884.9	2,104.0
Class B common units (3,912,750 at December 31, 2009 and 2008)	78.6	85.0
Class C units (Zero and 19,688,968 at December 31, 2009 and 2008, respectively)	—	886.5
i-units (16,388,867 and 14,763,055 at December 31, 2009 and 2008, respectively)	588.8	553.8
General Partner	251.1	84.7
Accumulated other comprehensive income (loss)	(74.6)	12.9

Total Enbridge Energy Partners, L.P. partners’ capital	3,728.8	3,726.9
Noncontrolling interest	341.1	—

Total partners’ capital	4,069.9	3,726.9

	$8,988.3	$8,300.9

NET INCOME PER LIMITED PARTNER AND GENERAL PARTNER UNIT

We allocate our net income among our general partner and limited partners using the two-class method in accordance with applicable authoritative accounting guidance. Under the two-class method, we allocate our net income, including any incentive distribution rights, or IDRs, embedded in the general partner interest, to our general partner, Enbridge Energy Company, Inc. and our limited partners according to the distribution formula for available cash as set forth in our partnership agreement. We also allocate any earnings in excess of distributions to our general partner and limited partners utilizing the distribution formula for available cash specified in our partnership agreement. We allocate any distributions in excess of earnings for the period to our general partner and limited partners based on their sharing of losses of 2% and 98%, respectively, as set forth in our partnership agreement. The formula for distributing available cash as set forth in our partnership agreement is as follows:

Distribution Targets	Portion of Quarterly Distribution Per Unit	Percentage Distributed to General Partner	Percentage Distributed to Limited partners
Minimum Quarterly Distribution	Up to $0.59	2%	98%
First Target Distribution	> $0.59 to $0.70	15%	85%
Second Target Distribution	> $0.70 to $0.99	25%	75%
Over Second Target Distribution	In excess of $0.99	50%	50%

We determined net income per limited partner unit as follows:

	For the year ended December 31,
	2009	2008	2007
	(unaudited; in millions, except per unit amounts)
Net income	$328.0	$403.2	$249.5
Less: Net income attributable to noncontrolling interest	11.4	—	—

Net income attributable to general and limited partner interests in Enbridge Energy Partners, L.P.	316.6	403.2	249.5
Less: Net income (loss) from discontinued operations	(64.9)	8.3	31.8

Net income from continuing operations attributable to general and limited partner interests in Enbridge Energy Partners, L.P.	381.5	394.9	217.7
Less distributions paid:
Incentive distributions to our general partner	(50.4)	(42.4)	(32.5)
Distributed earnings allocated to our general partner (2%)	(9.5)	(8.1)	(6.8)

Total distributed earnings to our general partner	(59.9)	(50.5)	(39.3)
Total distributed earnings to our limited partners (98%)	(462.6)	(396.5)	(332.6)

Total distributed earnings	(522.5)	(447.0)	(371.9)

Overdistributed earnings	$(141.0)	$(52.1)	$(154.2)

Weighted average limited partner units outstanding	116.4	97.1	86.3

Basic and diluted earnings per unit:
Distributed earnings per limited partner unit (1)	$3.97	$4.08	$3.85
Overdistributed earnings per limited partner unit (2)	(1.19)	(0.53)	(1.75)

Net income from continuing operations attributable to our limited partner interests per limited partner unit	2.78	3.55	2.10
Net income (loss) from discontinued operations attributable to our limited partner
interests per limited partner unit	(0.54)	0.09	0.36

Net income per limited partner unit (basic and diluted)	$2.24	$3.64	$2.46

(1)	Represents the total distributed earnings to limited partners divided by the weighted average number of limited partner interests outstanding for the period.
(2)

Represents the limited partners’ share (98%) of distributions in excess of earnings divided by the weighted average number of limited partner interests outstanding for the period and underdistributed earnings allocated to the limited partners based on the distribution waterfall that is outlined in our partnership agreement.

SEGMENT INFORMATION

Our business is divided into operating segments, defined as components of the enterprise, about which financial information is available and evaluated regularly by our Chief Operating Decision Maker in deciding how resources are allocated and performance is assessed.

Each of our reportable segments is a business unit that offers different services and products that is managed separately, since each business segment requires different operating strategies. We have segregated our business activities into three distinct operating segments: Liquids, Natural Gas, and Marketing.

The following tables present certain financial information about our business segments and corporate activities:

	As of and for the year ended December 31, 2009
	Liquids	Natural Gas	Marketing	Corporate(1)	Total
	(unaudited; in millions)
Total revenue	$972.2	$3,965.8	$2,164.3	$—	$7,102.3
Less: Intersegment revenue	0.4	1,344.9	25.2	—	1,370.5

Operating revenue	971.8	2,620.9	2,139.1	—	5,731.8
Cost of natural gas	—	2,091.5	2,089.3	—	4,180.8
Operating and administrative	248.4	288.6	6.4	5.2	548.6
Power	128.1	—	—	—	128.1
Depreciation and amortization	133.3	123.0	1.4	—	257.7

Operating income	462.0	117.8	42.0	(5.2)	616.6
Interest expense	—	—	—	228.6	228.6
Other income	—	—	—	13.4	13.4

Income from continuing operations before income tax expense	462.0	117.8	42.0	(220.4)	401.4
Income tax expense	—	—	—	8.5	8.5

Income from continuing operations	462.0	117.8	42.0	(228.9)	392.9
Loss from discontinued operations	—	(64.9)	—	—	(64.9)

Net income	462.0	52.9	42.0	(228.9)	328.0
Less: Net income attributable to the noncontrolling interest	—	—	—	11.4	11.4

Net income attributable to general and limited partner ownership interests in Enbridge Energy Partners, L.P.	$462.0	$52.9	$42.0	$(240.3)	$316.6

Total assets	$5,179.0	$3,306.8	$242.9	$259.6	$8,988.3

Capital expenditures (excluding acquisitions)	$1,149.1	$125.0	$—	$18.0	$1,292.1

(1)	Corporate consists of interest expense, interest income, and certain other costs such as franchise and income taxes, which are not allocated to the business segments.

	As of and for the year ended December 31, 2008
	Liquids	Natural Gas	Marketing	Corporate(1)	Total
	(unaudited; in millions)
Total revenue	$773.4	$7,666.6	$4,837.4	$—	$13,277.4
Less: Intersegment revenue	0.3	3,150.9	227.5	—	3,378.7

Operating revenue	773.1	4,515.7	4,609.9	—	9,898.7
Cost of natural gas	—	3,864.0	4,590.5	—	8,454.5
Operating and administrative	189.4	306.4	10.1	7.1	513.0
Power	140.7	—	—	—	140.7
Depreciation and amortization	100.8	107.5	1.6	—	209.9

Operating income	342.2	237.8	7.7	(7.1)	580.6
Interest expense	—	—	—	180.6	180.6
Other income	—	—	—	1.9	1.9

Income from continuing operations before income tax expense	342.2	237.8	7.7	(185.8)	401.9
Income tax expense	—	—	—	7.0	7.0

Income from continuing operations	342.2	237.8	7.7	(192.8)	394.9
Income from discontinued operations	—	8.3	—	—	8.3

Net income	$342.2	$246.1	$7.7	$(192.8)	$403.2

Total assets	$3,976.7	$3,580.2	$319.1	$424.9	$8,300.9

Capital expenditures (excluding acquisitions)	$1,054.1	$303.6	$—	$17.7	$1,375.4

(1)	Corporate consists of interest expense, interest income, and certain other costs such as franchise and income taxes, which are not allocated to the business segments.

	As of and for the year ended December 31, 2007
	Liquids	Natural Gas	Marketing	Corporate(1)	Total
	(unaudited; in millions)
Total revenue	$548.1	$5,695.8	$3,527.5	$—	$9,771.4
Less: Intersegment revenue	—	2,363.3	236.0	—	2,599.3

Operating revenue	548.1	3,332.5	3,291.5	—	7,172.1
Cost of natural gas	—	2,919.1	3,256.9	—	6,176.0
Operating and administrative	156.1	241.2	8.0	3.5	408.8
Power	117.0	—	—	—	117.0
Depreciation and amortization	67.9	82.4	1.6	—	151.9

Operating income (loss)	207.1	89.8	25.0	(3.5)	318.4
Interest expense	—	—	—	99.8	99.8
Other income	—	—	—	4.2	4.2

Income from continuing operations before income tax expense	207.1	89.8	25.0	(99.1)	222.8
Income tax expense	—	—	—	5.1	5.1

Income from continuing operations	207.1	89.8	25.0	(104.2)	217.7
Income from discontinued operations	—	31.8	—	—	31.8

Net income	$207.1	$121.6	$25.0	$(104.2)	$249.5

Total assets	$2,976.9	$3,461.1	$349.6	$104.0	$6,891.6

Capital expenditures (excluding acquisitions)	$1,218.8	$747.9	$1.6	$11.9	$1,980.2

(1)	Corporate consists of interest expense, interest income, and certain other costs such as franchise and income taxes, which are not allocated to the business segments.